                                 Exhibit 10.1

GreenPoint Mortgage                               SERVICING CERTIFICATE
====================================================================================================================================
Revolving Home Equity Loan      LIBOR:                                     6.62625%  Current Collection Period:   07/01/00-07/31/00
Asset-Backed Notes              Margin A-1:                                0.30000%  P&S Agreement Date:               12/1/99
Series 1999-2                   Class A-1  Note Rate:                      6.92625%  Original Closing Date:            12/22/99
                                Class A-2  Note Rate:                      7.00625%  Distribution Date:                 8/15/00
                                Margin A-2:                                0.38000%  Record Date:                       8/14/00
                                Interest Period 07/17/00 thru 08/14/00:         29   Pool Factor:                    90.1314014%

                                Servicing Fee Rate:                        0.50000%  Initial Class A-1 O/C Amt:           22.71
                                Class A-1 Premium Fee Rate:                0.18000%  Initial Class A-2 O/C Amt:          565.15
                                Class A-2 Premium Fee Rate:                0.18000%
                                                                                     Class A-1 O/C Amt as of Pmt
                                                                                     Date:                         4,116,263.76

                                Trustee Fee:                               0.00900%  Class A-2 O/C Amt as of Pmt
                                                                                     Date:                           901,663.98

                                Class A-1 Act Weighted Avg Ln Rate:       12.56605%
                                Class A-2 Act Weighted Avg Ln Rate:       12.47200%

                                Total Management Fee                        500.00
====================================================================================================================================


BALANCES
         Beginning Class A-1 Pool Balance                                                                            187,090,742.39
         Beginning Class A-2 Pool Balance                                                                             43,878,967.87

         Beginning Class A-1 Note Balance -- CUSIP 395385AA5                                                         183,829,659.90
         Beginning Class A-2 Note Balance -- CUSIP 395385AB3                                                          43,167,986.97

         Class A-1 Overcollateralization Amount to Fill                                                                1,292,511.23
         Class A-2 Overcollateralization Amount to Fill                                                                  537,176.16

         Ending Class A-1 Pool Balance                                                                               184,353,728.33
         Ending Class A-2 Pool Balance                                                                                42,067,480.47

         Ending Class A-1 Note Balance -- CUSIP 395385AA5                                                            180,237,464.57
         Ending Class A-2 Note Balance -- CUSIP 395385AB3                                                             41,165,816.49

         Additional Balances Class A-1                                                                                 3,826,622.51
         Additional Balances Class A-2                                                                                   875,188.27

         Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                                     0
         Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                                  0.00
         Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                                      0
         Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                                   0.00
         Number of all Subsequent 1108 Class A-1 HELOC Mortgage Loans (Current Date)                                           1108
         Subsequent Class A-1 HELOC Mortgage Loan Asset Balance (Current Date)                                                 0.00
         Number of all Subsequent Class A-2 Heloc Loans (Current                                                                  0
         Subsequent Class A-2 HELOC Loan Asset Balance (Current Date)                                                          0.00
         Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                              0
         Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                            0.00
         Cumulative Number of ALL Subsequent Mortgage Loans                                                                       0
         Cumulative Subsequent Mortgage Loan Asset Balance                                                                     0.00
         Class A-1 Cumulative Excess of Draws Over Principal Paydown                                                           0.00
         Class A-1 Cumulative Excess of Draws Over Principal Paydown Recoup this Distribution                                  0.00
         Beginning Loan Count                                                                                                 5,145
         Ending Loan Count                                                                                                    5,044

COLLECTION AMOUNTS Class A-1
  1  Aggregate of All Mortgage Collections (Gross)                                                                     8,503,455.94
  2  Total Mortgage Interest Collections (Gross)                                                                       1,939,819.37
     Servicing Fees (current collection period)                                                                           77,954.48
     Deferred Interest Transfer Class A-1 portion of Prefunding earnings                                                  48,336.71
     (DI)                                                                                                              6,563,636.57
    3a   Mortgage Principal Collections
    3b   Pre-Funded Balance                                                                                                    0.00
    3c   Net Liquidation Proceeds                                                                                              0.00
  3  Total Mortgage Principal Collections                                                                              6,563,636.57
     Aggregate of Transfer Deposits                                                                                            0.00
     Investor Loss Amount                                                                                                      0.00
     Aggregate Investor Loss Reduction Amount                                                                              8,181.99

COLLECTION AMOUNTS Class A-2
  1  Aggregate of All Mortgage Collections (Gross)                                                                     3,132,133.12
  2  Total Mortgage Interest Collections (Gross)                                                                         445,457.45
     Servicing Fees (current collection period)                                                                           18,282.90
     Deferred Interest Transfer  Class A-2 potion of Prefunding earnings                                                  14,050.91
         (DI)
    3a       Mortgage Principal Collections                                                                            2,686,675.67
    3b       Pre-Funded Balance                                                                                                0.00
    3c       Net Liquidation Proceeds                                                                                          0.00
  3      Total Mortgage Principal Collections                                                                          2,686,675.67

         Aggregate of Transfer Deposits                                                                                        0.00
         Investor Loss Amount                                                                                                  0.00
         Aggregate Investor Loss Reduction Amount                                                                              0.00

TOTAL COLLECTION AMOUNT
  1      Aggregate of All Mortgage Collections (Gross)                                                                11,635,589.06
  2      Total Mortgage Interest Collections (Gross)                                                                   2,385,276.82
         Servicing Fees (current collection period)                                                                       96,237.38
         Deferred Interest Transfer  Prefunding Earnings                                                                  62,387.62
         (DI)
    3a      Mortgage Principal Collections                                                                             9,250,312.24
    3b      Insurance Proceeds                                                                                                 0.00
    3c      Net Liquidation Proceeds                                                                                           0.00
  3      Total Mortgage Principal Collections                                                                          9,250,312.24
         Aggregate of Transfer Deposits                                                                                        0.00
         Investor Loss Amount                                                                                                  0.00
         Aggregate Investor Loss Reduction Amount                                                                          8,181.99

         Class A-1 Net Interest Collection                                                                             1,910,201.60
         Class A-2 Net Interest Collection                                                                               441,225.46

DISTRIBUTION AMOUNTS Class A-1
         Class A-1 Note    Interest 8.6 (d)(iv)                                                                        1,025,673.76
         Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                                           0.00
         Class A-1 Note    Reserve Fund Amount                                                                                 0.00
         Investor Loss Amount                                                                                                  0.00
         Previous Investor Loss Amount                                                                                         0.00
         Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                      27,574.45
         Credit Enhancer Reimbursement                                                                                         0.00
         Accelerated Principal Distribution Amount                                                                       855,181.27
         Spread Account Deposit                                                                                                0.00
         Indenture  Trustee Fee 8.6 (d)(i)                                                                                 1,378.72
         Management Fee 8.6 (d)(iii)                                                                                         393.40
         Payment to Servicer                                                                                                   0.00

         Deferred Interest                                                                                                      0.00
         Remaining Amount to Transferor                                                                                         0.00
         Total Certificateholders Distribution Allocable to Interest                                                    1,910,201.60

         Maximum Principal Payment                                                                                      2,737,014.06
         Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y)
         the HELOC Pool O/C Redctin Amt) 8.6(d)(v)                                                                              0.00
         Accelerated Principal Distribution Amount                                                                        855,181.27
         Loan Loss                                                                                                              0.00
         Class A-1 Overcollateralization Deficit 8.6 (d)(vi)                                                                    0.00
         Total Certificateholders Distribution Allocable to Principal                                                   3,592,195.33

DISTRIBUTION AMOUNTS Class A-2
         Class A-2 Note   Interest 8.6 (d)(iv)                                                                            243,636.82
         Class A-2 Note   Unpaid Interest Shortfall (current cycle)                                                             0.00
         Class A-2 Note   Reserve Fund Amount                                                                                   0.00
         Investor Loss Amount                                                                                                   0.00
         Previous Investor Loss Amount                                                                                          0.00
         Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                        6,475.20
         Credit Enhancer Reimbursement                                                                                          0.00
         Accelerated Principal Distribution Amount                                                                        190,683.08
         Spread Account Deposit                                                                                                 0.00
         Indenture  Trustee Fee 8.6 (d)(i)                                                                                    323.76
         Management Fee 8.6 (d)(iii)                                                                                          106.60
         Payment to Servicer                                                                                                    0.00
         Deferred Interest                                                                                                      0.00
         Remaining Amount to Transferor                                                                                         0.00
         Total Certificateholders Distribution Allocable to Interest                                                      441,225.46

         Maximum Principal Payment                                                                                      1,811,487.40
         Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y)
         the Second Pool O/C Redctin Amt) 8.6(d)(v)                                                                             0.00
         Accelerated Principal Distribution Amount                                                                        190,683.08
         Loan Loss                                                                                                              0.00
         Class A-2 Overcollateralization Deficit 8.6 (d)(vi)                                                                    0.00
         Total Certificateholders Distribution Allocable to Principal                                                   2,002,170.48



TOTAL DISTRIBUTION AMOUNT
         Class A Note   Interest 8.6 (d)(iv)                                                                            1,269,310.58
         Class A Note   Unpaid Interest Shortfall (current cycle) 5.01(i)                                                       0.00
         Class A Note   Reserve Fund Amount                                                                                     0.00
         Investor Loss Amount 5.01(iii)                                                                                         0.00
         Previous Investor Loss Amount 5.01(iv)                                                                                 0.00
         Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                                       34,049.65
         Credit Enhancer Reimbursement 5.01(vi)                                                                                 0.00
         Accelerated Principal Distribution Amount 5.01(vii)                                                            1,045,864.35
         Spread Account Deposit 5.01(viii)                                                                                      0.00
         Indenture  Trustee Fee 8.6 (d)(i)                                                                                  1,702.48
         Management Fee 8.6 (d)(iii)                                                                                          500.00
         Payment to Servicer per Section 7.03 5.01 (x)                                                                          0.00
         Deferred Interest 5.01 (xi)                                                                                            0.00
         Remaining Amount to Transferor 5.01 (xii)                                                                              0.00
         Total Certificateholders Distribution Allocable to Interest                                                    2,351,427.06

         Maximum Principal Payment                                                                                      4,548,501.46
         Scheduled Principal Collection Payment                                                                                 0.00
         Accelerated Principal Distribution Amount                                                                      1,045,864.35

         Loan Loss                                                                                                              0.00
         Overcollateralization Deficit 8.6 (d)(vi)                                                                              0.00
         Total Certificateholders Distribution Allocable to Principal                                                   5,594,365.81


LOSSES/RETRANSFERS
         Unpaid Class A-1 Note Interest Shortfall Due (From Previous Distributions)                                             0.00
         Unpaid Class A-2 Note Interest Shortfall Due (From Previous Distributions)                                             0.00
         Interest Earned on Shortfall @ applicable Certificate Rate                                                             0.00
         Investor Loss Reduction Amount (From Previous Distributions)                                                           0.00


DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
         Total Class A-1 Note Distribution Amount Allocable to Interest                                                    5.3068103
         Interest Distribution Amount                                                                                      5.3068103
         Unpaid Note Interest Shortfall Included in Current Distribution                                                   0.0000000
         Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                   0.0000000


         Total Class A-1 Note Distribution Amount Allocable to Principal                                                  18.5859285
         Maximum Principal Payment                                                                                        14.1612421
         Scheduled Principal Collections Payment                                                                           0.0000000
         Loan Loss                                                                                                         0.0000000
         Accelerated Principal Distribution Amount                                                                         4.4246864


Class A-2
         Total Class A-2 Note Distribution Amount Allocable to Interest                                                    4.6522211
         Interest Distribution Amount                                                                                      4.6522211
         Unpaid Note Interest Shortfall Included in Current Distribution                                                   0.0000000
         Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                                   0.0000000

         Total Class A-2 Note Distribution Amount Allocable to Principal                                                  38.2312484
         Maximum Principal Payment                                                                                        34.5901738
         Scheduled Principal Collections Payment                                                                           0.0000000
         Loan Loss                                                                                                         0.0000000
         Accelerated Principal Distribution Amount                                                                         3.6410747



         Total Interest Amount Distributed to Class A Certificateholder                                                    9.9590314
         Total Principal Amount Distributed to Class A Certificateholder                                                  56.8171769


         Credit Enhancement Draw Amount                                                                                         0.00

DELINQUENCIES/FORECLOSURES

Class A-1
         Number of Mortgages 30 to 59 Days Delinquent                                                                            132
         Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                             6,021,483.61
         Number of Mortgages 60 to 89 Days Delinquent                                                                             39
         Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                             1,572,094.07
         Number of Mortgages 90 to 179 Days Delinquent                                                                            17
         Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                              499,007.30
         Number of Mortgages 180 or more Days Delinquent                                                                           1
         Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                             27,404.78
         Number of Mortgage Loans in Foreclosure                                                                                  11
         Aggregate Principal Balances of Mortgage Loans in Foreclosure                                                    565,155.37

         Book Value of Real Estate Acquired Through Foreclosure
         or Grant of a Deed                                                 0.00
         Aggregate Trust Balances of any Liquidated Loans in the
         Current Month                                                      0.00

   Class A-2
         Number of Mortgages 30 to 59 Days Delinquent                         10
         Aggregate Principal Balances of Mortgages 30 to 59 Days
         Delinquent                                                 1,179,480.76
         Number of Mortgages 60 to 89 Days Delinquent                          1
         Aggregate Principal Balances of Mortgages 60 to 89 Days
         Delinquent                                                   148,198.05
         Number of Mortgages 90 to 179 Days Delinquent                         0
         Aggregate Principal Balances of Mortgages 90 to 179 Days
         Delinquent                                                         0.00
         Number of Mortgages 180 or more Days Delinquent                       0
         Aggregate Principal Balances of Mortgages 180 or more
         Days Delinquent                                                    0.00
         Number of Mortgage Loans in Foreclosure                               1
         Aggregate Principal Balances of Mortgage Loans in
         Foreclosure                                                  196,058.94

         Book Value of Real Estate Acquired Through Foreclosure
         or Grant of a Deed                                                 0.00
         Aggregate Trust Balances of any Liquidated Loans in
         the Current Month                                                  0.00

   TOTAL DELINQUENCIES/FORECLOSURES

         Number of Mortgages 30 to 59 Days Delinquent                        142
         Aggregate Principal Balances of Mortgages 30 to 59
         Days Delinquent                                            7,200,964.37
         Number of Mortgages 60 to 89 Days Delinquent                         40
         Aggregate Principal Balances of Mortgages 60 to 89 Days
         Delinquent                                                 1,720,292.12
         Number of Mortgages 90 to 179 Days Delinquent                        17
         Aggregate Principal Balances of Mortgages 90 to 179 Days
         Delinquent                                                   499,007.30
         Number of Mortgages 180 or more Days Delinquent                       1
         Aggregate Principal Balances of Mortgages 180 or more
         Days Delinquent                                               27,404.78
         Number of Mortgage Loans in Foreclosure                              12
         Aggregate Principal Balances of Mortgage Loans in
         Foreclosure                                                  761,214.31
         Book Value of Real Estate Acquired Through Foreclosure
         or Grant of a Deed                                                 0.00
         Aggregate Trust Balances of any Liquidated Loans in the
         Current Month                                                      0.00

================================================================================

   RESERVE FUND ACTIVITY

         Reserve Fund  Beginning
         Balance                                                            0.00
         Reserve Fund  Deposit                                              0.00
         Reserve Bal Subtotal                                               0.00
         Reserve Fund Reduction Amt                                         0.00
         Reserve Fund Balance                                               0.00

   PRE-FUNDED ACCOUNT ACTIVITY

         Beginning Balance Pre-Funded Account - Closed 7/00                 0.00
         Remaining Amount for Distribution to Classes                       0.00
         Withdrawal for Subsequent Loan Purchase:                           0.00

         Ending Balance Pre-Funded Account                                  0.00

         All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing
         Agreement.

         The Attached Servicing Certificate is true and correct in all material respects.

         ________________________________________________
         A Servicing Officer    Teri Martine

--------------------------------------------------------------------------------------------------------------
GREENPOINT MORTGAGE                                STATEMENT TO NOTEHOLDERS
==============================================================================================================
Revolving Home Equity Loan  LIBOR:                    6.62625%  Current Collection Period:  07/01/00-07/31/00
Asset-Backed Notes          Margin:                   0.30000%  P&S Agreement Date:                   12/1/99

Series 1999-2               Class A-1  Note Rate:     6.92625%  Original Closing Date:               12/22/99
                            Class A-2  Note Rate:     7.00625%  Distribution Date:                    8/15/00
                                                                Record Date:                          8/14/00
                            Interest Period 07/17/00            Pool Factor:                       90.1314014%
                                 thru 08/14/00:          29

==============================================================================================================

                BALANCES
           Beginning HELOC Pool Balance                           187,090,742.39
           Beginning Second Lien Pool Balance                      43,878,967.87

           Beginning Class A-1 Note Balance -- CUSIP 395385AA5    183,829,659.90
           Beginning Class A-2 Note Balance -- CUSIP 395385AB3     43,167,986.97

           Ending Class A-1 Pool Balance                          184,353,728.33
           Ending Class A-2 Pool Balance                           42,067,480.47

           Ending Class A-1 Note Balance -- CUSIP                 180,237,464.57
           Ending Class A-2 Note Balance -- CUSIP                  41,165,816.49

           Additional Balances  Class A-1                           3,826,622.51
           Additional Balances  Class A-2                             875,188.27

           Number of all Retransferred Mortgage Loans (Current
           Retransfer Date)                                                    0
           Retransferred Mortgage Loan Trust Balances (Current
           Retransfer Date)                                                 0.00
           Cumulative Number of all Retransferred Mortgage Loans
           (From Previous Distributions)                                       0
           Cumulative Retransferred Mortgage Loan Trust Balances
           (From Previous Distributions)                                    0.00
           Number of all Subsequent HELOC Mortgage Loans (Current
           Date)                                                           1,108
           Subsequent HELOC Mortgage Loan Asset Balance (Current
           Date)                                                            0.00
           Number of all Subsequent Second Lien Mortgage Loans
           (Current Date)                                                      0
           Subsequent Second Lien Mortgage Loan Asset Balance
           (Current Date)                                                   0.00
           Number of all Subsequent HLTV Mortgage Loans (Current
           Date)                                                               0
           Subsequent HLTV Mortgage Loan Asset Balance (Current
           Date)                                                            0.00
           Cumulative Number of ALL Subsequent Mortgage Loans                  0
           Cumulative Subsequent Mortgage Loan Asset Balance                0.00
           Class A-1 Cumulative Excess of Draws Over Principal
           Paydown                                                          0.00

           Beginning Loan Count                                            5,145
           Ending Loan Count                                               5,044


     COLLECTION AMOUNTS Class A-1
           Aggregate of All Mortgage Collections                    8,473,838.17
           Total Mortgage Interest Collections                      1,988,156.08
           Servicing Fees (current collection period)                (77,954.48)
             Mortgage Principal Collections                         6,563,636.57
             Pre-Funded Balance                                             0.00
                                                                            0.00
           Total Mortgage Principal Collections                     6,563,636.57

COLLECTION AMOUNTS Class A-2
           Aggregate of All Mortgage Collections                    3,127,901.13
           Total Mortgage Interest Collections                        459,508.36
           Servicing Fees (current collection period)                (18,282.90)
             Mortgage Principal Collections                         6,563,636.57
             Pre-Funded Balance                                             0.00
                                                                            0.00
           Total Mortgage Principal Collections                     2,686,675.67

TOTAL COLLECTION AMOUNT
           Aggregate of All Mortgage Collections                   11,697,976,68
           Total Mortgage Interest Collections                      2,447,664.44
             Mortgage Principal Collections                         9,250,312.24
             Pre-Funded Balance                                             0.00

           Total Mortgage Principal Collections                     9,250,312.24

DISTRIBUTION AMOUNTS Class A-1
           Class A-1 Note Interest                                  1,025,673.76
           Class A-1 Note Unpaid Interest Shortfall (current
           cycle)                                                           0.00
           Class A-1 Note Reserve Fund Amount                               0.00

           Maximum Principal Payment                                2,737,014.06
           Scheduled Principal Collection                                   0.00
           Accelerated Principal Distribution Amount                  855,181.27
           Loan Loss                                                        0.00
           Class A-1 Overcollateralization Deficit                          0.00
           Total Certificateholders Distribution Allocable
           to Principal                                             3,592,195.33

DISTRIBUTION AMOUNTS Class A-2
           Class A-2 Note Interest                                    243,636.82
           Class A-2 Note Unpaid Interest Shortfall (current cycle)         0.00
           Class A-2 Note Reserve Fund Amount                               0.00

           Maximum Principal Payment                                1,811,487.40
           Scheduled Principal Collection                                   0.00
           Accelerated Principal Distribution Amount                  190,683.08
           Loan Loss                                                        0.00
           Class A-2 Overcollateralization Deficit                          0.00
           Total Certificateholders Distribution Allocable to
           Principal                                                2,002,170.48

TOTAL DISTRIBUTION AMOUNT
           Class A Note Interest                                    1,269,310.58
           Class A Note Unpaid Interest Shortfall (current cycle)           0.00
           Class A Note Reserve Fund Amount                                 0.00

           Maximum Principal Payment                                4,548,501.46
           Scheduled Principal Collection Payment                           0.00
           Accelerated Principal Distribution Amount                1,045,864.35
           Overcollateralization Deficit                                    0.00
           Total Certificateholders Distribution Allocable to
           Principal                                                5,594,365.81

LOSSES/RETRANSFERS
      Unpaid Class A-1 Note  Interest Shortfall Due (From Previous Distributions)              0.00
      Unpaid Class A-2 Note  Interest Shortfall Due (From Previous Distributions)              0.00
      Interest Earned on Shortfall @ applicable Certificate Rate                               0.00
      Investor Loss Reduction Amount (From Previous Distributions)                             0.00

DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
      Total Class A-1 Note Distribution Amount Allocable to Interest                      5.3068103
      Interest Distribution Amount                                                        5.3068103
      Unpaid Note Interest Shortfall Included in Current Distribution                     0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)     0.0000000

      Total Class A-1 Note Distribution Amount Allocable to Principal                    18.5859285
      Maximum Principal Payment                                                          14.1612421
      Scheduled Principal Collections Payment                                             0.0000000
      Loan Loss                                                                           0.0000000
      Accelerated Principal Distribution Amount                                           4.4246864

Class A-2
      Total Class A-2 Note Distribution Amount Allocable to Interest                      4.6522211
      Interest Distribution Amount                                                        4.6522211
      Unpaid Note Interest Shortfall Included in Current Distribution                     0.0000000
      Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)     0.0000000

      Total Class A-2 Note Distribution Amount Allocable to Principal                    38.2312484
      Maximum Principal Payment                                                          34.5901738
      Scheduled Principal Collections Payment                                             0.0000000
      Loan Loss                                                                           0.0000000
      Accelerated Principal Distribution Amount                                           3.6410747


      Total Interest Amount Distributed to Class A Certificateholder                      9.9590314
      Total Principal Amount Distributed to Class A Certificateholder                    56.8171769

      Credit Enhancement Draw Amount                                                           0.00

DELINQUENCIES/FORECLOSURES
Class A-1
      Number of Mortgages 31 to 60 Days Delinquent                                              132
      Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent               6,021,483.61
      Number of Mortgages 61 to 90 Days Delinquent                                               39
      Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent               1,572,094.07
      Number of Mortgages 91 to 180 or more Days Delinquent                                      17
      Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent        499,007.30
      Number of Mortgages 181 or more Days Delinquent                                             1
      Aggregate Principal Balances of Mortgages 181 or more Days Delinquent               27,404.78
      Number of Mortgage Loans in Foreclosure                                                    11
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                      565,155.37

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                    0.00

Class A-2
      Number of Mortgages 31 to 60 Days Delinquent                                               10
      Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent               1,179,480.76
      Number of Mortgages 61 to 90 Days Delinquent                                                1

      Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent                 148,198.05
      Number of Mortgages 91 to 180 or more Days Delinquent                                       0
      Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent              0.00
      Number of Mortgages 181 or more Days Delinquent                                             0
      Aggregate Principal Balances of Mortgages 181 or more Days Delinquent                    0.00
      Number of Mortgage Loans in Foreclosure                                                     1
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                      196,058.94

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                    0.00

TOTAL DELINQUENCIES/FORECLOSURES
      Number of Mortgages 31 to 60 Days Delinquent                                              142
      Aggregate Principal Balances of Mortgages 31 to 60 Days Delinquent               7,200,964.37
      Number of Mortgages 61 to 90 Days Delinquent                                               40
      Aggregate Principal Balances of Mortgages 61 to 90 Days Delinquent               1,720,292.12
      Number of Mortgages 91 to 180 or more Days Delinquent                                      17
      Aggregate Principal Balances of Mortgages 91 to 180 or more Days Delinquent        499,007.30
      Number of Mortgages 181 or more Days Delinquent                                             1
      Aggregate Principal Balances of Mortgages 181 or more Days Delinquent               27,404.78
      Number of Mortgage Loans in Foreclosure                                                    12
      Aggregate Principal Balances of Mortgage Loans in Foreclosure                      761,214.31

      Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                0.00
      Aggregate Trust Balances of any Liquidated Loans in the Current Month                    0.00

===================================================================================================

      Class A-1 Note Rate For Next Distribution           LIBOR      TBD                #VALUE!

RESERVE FUND ACTIVITY

      Reserve Fund Beginning Balance                                                           0.00
      Reserve Fund Deposit                                                                     0.00
      Reserve Bal Subtotal                                                                     0.00
      Reserve Fund Reduction Amt                                                               0.00
      Reserve Fund Balance                                                                     0.00